                                                                   EXHIBIT 99.8


DEBTOR:  DQSC PROPERTY CO.                         CASE NUMBER:  01-10965 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that DQSC Property Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting